Exhibit 24.1
POWER OF ATTORNEY
Each of the undersigned Directors of PG&E Corporation, a California corporation, hereby constitutes and appoints JOHN R. SIMON, MARY BIANCHINI, ROBIN REILLY, LISA MERTENS, ERICA ANDERSON, J. ELLEN CONTI, and JENNY KAN, and each of them, as his or her attorneys-in-fact with full power of substitution and resubstitution to sign and file with the Securities and Exchange Commission in his or her capacity as a Director of PG&E Corporation:
(A)    a registration statement on Form S-8 (the “Registration Statement”) to be filed with the Securities and Exchange Commission relating to the offer and sale of 43,000,000 shares of common stock of PG&E Corporation under the PG&E Corporation 2025 Employee Stock Purchase Plan, as set forth in resolutions of the Board of Directors of PG&E Corporation adopted on February 20, 2025 and May 21, 2026; and
(B)    any and all amendments, supplements and other filings or documents related to such Registration Statement.
Each of the undersigned hereby ratifies all that said attorneys-in-fact or any of them may do or cause to be done by virtue hereof.
[Signature Page Follows]

IN WITNESS WHEREOF, we have signed these presents as of this 21st day of July 2026.

/s/ RAJAT BAHRI	/s/ CHERYL F. CAMPBELL
Rajat Bahri	Cheryl F. Campbell
/s/ EDWARD G. CANNIZZARO	/s/ KERRY W. COOPER
Edward G. Cannizzaro	Kerry W. Cooper
/s/ LEO P. DENAULT	/s/ JESSICA L. DENECOUR
Leo P. Denault	Jessica L. Denecour
/s/ MARK E. FERGUSON, III	/s/ W. CRAIG FUGATE
Mark E. Ferguson, III	W. Craig Fugate
/s/ ARNO L. HARRIS	/s/ CARLOS M. HERNANDEZ
Arno L. Harris	Carlos M. Hernandez

/s/ JOHN O. LARSEN	/s/ PATRICIA K. POPPE
John O. Larsen	Patricia K. Poppe
/s/ WILLIAM L. SMITH	/s/ BENJAMIN F. WILSON
William L. Smith	Benjamin F. Wilson

POWER OF ATTORNEY

Patricia K. Poppe, the undersigned, Chief Executive Officer of PG&E Corporation, a California corporation, hereby constitutes and appoints JOHN R. SIMON, MARY BIANCHINI, ROBIN REILLY, LISA MERTENS, ERICA ANDERSON, J. ELLEN CONTI, and JENNY KAN, and each of them, as her attorneys-in-fact with full power of substitution and resubstitution to sign and file with the Securities and Exchange Commission in her capacity as Chief Executive Officer (principal executive officer) of the Corporation:

(A) a registration statement on Form S-8 (the “Registration Statement”) to be filed with the Securities and Exchange Commission relating to the offer and sale of 43,000,000 shares of common stock of PG&E Corporation under the PG&E Corporation 2025 Employee Stock Purchase Plan, as set forth in resolutions of the Board of Directors of PG&E Corporation adopted on February 20, 2025, and May 21, 2026; and

(B) any and all amendments, supplements, and other filings or documents related to such Registration Statement.

The undersigned hereby ratifies all that said attorneys-in-fact or any of them may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have signed these presents as of this 21st day of July 2026.

/s/ PATRICIA K. POPPE
Patricia K. Poppe

POWER OF ATTORNEY

Carolyn J. Burke, the undersigned, Executive Vice President and Chief Financial Officer of PG&E Corporation, a California corporation, hereby constitutes and appoints JOHN R. SIMON, MARY BIANCHINI, ROBIN REILLY, LISA MERTENS, ERICA ANDERSON, J. ELLEN CONTI, and JENNY KAN, and each of them, as her attorneys-in-fact with full power of substitution and resubstitution to sign and file with the Securities and Exchange Commission in her capacity as Executive Vice President and Chief Financial Officer (principal financial officer) of the Corporation:

(A) a registration statement on Form S-8 (the “Registration Statement”) to be filed with the Securities and Exchange Commission relating to the offer and sale of 43,000,000 shares of common stock of PG&E Corporation under the PG&E Corporation 2025 Employee Stock Purchase Plan, as set forth in resolutions of the Board of Directors of PG&E Corporation adopted on February 20, 2025, and May 21, 2026; and

(B) any and all amendments, supplements, and other filings or documents related to such Registration Statement.

The undersigned hereby ratifies all that said attorneys-in-fact or any of them may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have signed these presents as of this 21st day of July 2026.

/s/ CAROLYN J. BURKE
Carolyn J. Burke

POWER OF ATTORNEY

Stephanie N. Williams, the undersigned, Vice President and Controller of PG&E Corporation, a California corporation, hereby constitutes and appoints JOHN R. SIMON, MARY BIANCHINI, ROBIN REILLY, LISA MERTENS, ERICA ANDERSON, J. ELLEN CONTI, and JENNY KAN, and each of them, as her attorneys-in-fact with full power of substitution and resubstitution to sign and file with the Securities and Exchange Commission in her capacity as Vice President and Controller (principal accounting officer) of the Corporation:

(A) a registration statement on Form S-8 (the “Registration Statement”) to be filed with the Securities and Exchange Commission relating to the offer and sale of 43,000,000 shares of common stock of PG&E Corporation under the PG&E Corporation 2025 Employee Stock Purchase Plan, as set forth in resolutions of the Board of Directors of PG&E Corporation adopted on February 20, 2025, and May 21, 2026; and

(B) any and all amendments, supplements, and other filings or documents related to such Registration Statement.

The undersigned hereby ratifies all that said attorneys-in-fact or any of them may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have signed these presents as of this 21st day of July 2026.

/s/ STEPHANIE N. WILLIAMS
Stephanie N. Williams